ACQUISITIONS (Tables)	12 Months Ended
Dec. 28, 2013
Business Combinations [Abstract]
Schedule of Supplemental Pro Forma Information of Acquisitions

Pro Forma Financial Information—The following unaudited supplemental pro forma information presents the financial results as if the 2012 acquisitions occurred on January 1, 2011. This supplemental pro forma information has been prepared for comparative purposes and does not purport to be indicative of what would have occurred had the acquisitions been made on January 1, 2011, nor is it indicative of any future results. The 2013 acquisitions were not material individually or in the aggregate.

	Year ended
	December 28, 2013	December 29, 2012
Revenue	$916,201	$976,797
Net loss	(103,679)	(45,976)

Summary of Fair Value of Assets Acquired and Liabilities Assumed

finalized. The following table summarizes aggregated information regarding the fair values of the assets acquired and liabilities assumed as of the respective acquisition dates in 2013 and 2012:

	2013	2012
Financial assets	$8,302	$1,397
Inventories	3,954	6,988
Property, plant and equipment	40,580	21,543
Other assets	52	1,330
Intangible assets(1)	7,428	3,172
Financial liabilities	(6,164)	(944)
Other long-term liabilities	(1,050)	(364)

Net assets acquired	53,102	33,122
Goodwill	16,120	26,230

Total purchase price	69,222	59,352

Noncash transactions:
Acquisition related liabilities	(7,902)	(10,547)
Other	281	(48)

Total noncash transactions	(7,621)	(10,595)

Net cash paid for acquisitions	$61,601	$48,757

(1)	Intangible assets acquired relate to aggregate reserves to which the Company has the rights of ownership, but do not own the reserves ($5.9 million) and the differential between contractual lease rates and market rates for leases of aggregate reserves and office space. The acquired intangible assets in total, the reserve rights and the lease assets have weighted-average lives of 18 years, 20 years and 11 years, respectively.